UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2018

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

45 St. Clair Ave. West, Suite 400, Toronto, Ontario, Canada M4V 1K9
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On September 14, 2018, the Board of Directors (the “Board”) of Kingsway Financial Services Inc. (the “Company”) passed a resolution authorizing the Company to exercise its voluntary right to defer interest payments on its trust preferred securities for up to 20 quarters, pursuant to the contractual terms of its outstanding indentures, which permit interest deferral.  Also on September 14, 2018, following the passage of the Board resolution, the Company delivered formal notice to the trustees of its trust preferred securities of the Company’s intention to exercise its voluntary right to defer interest payments for up to 20 quarters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

September 14, 2018	By:	/s/ William A. Hickey, Jr.
William A. Hickey, Jr.
Executive Vice President and Chief Financial Officer